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                                                                    EXHIBIT 10.2


                                 October 5, 2000



Dr. Steve Markman
c/o General Magic, Inc.
420 North Mary Avenue
Sunnyvale, California  94085

Dear Steve:

     This letter amends your Employment Agreement, signed by you on September 15, 1996. Specifically, Sections 5(b) and 5(b) (iii) are amended to now provide as follows:

     (b) Termination Without Cause Before September 19, 2002. Subject to Subparagraph 5(c), if your employment is terminated by the Company without cause (and not as a result of your death or disability), or you resign for Good Reason (as defined in subparagraph 5(d)), before September 19, 2002, then

                                      * * *

          (iii) For purposes of this Agreement, the "Additional Period" shall mean a period of two years.

     Steve, if these amendments are acceptable to you, please sign and date this letter where indicated below.

                                     Sincerely,

                                     GENERAL MAGIC, INC.


                                     By: /s/ Susan G. Swenson
                                         ----------------------
                                         Director

                                     By: /s/ Philip D. Knell
                                         ----------------------
                                         Director

I agree to the above amendments to my Employment Agreement.

DATED:  October 17, 2000                 /s/  Steven Markman
                                         ----------------------
                                         Steve Markman